UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2018

PROPEL MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55360	47-2133177
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2010 Main Street, Suite 900, Irvine, California 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 251-0640

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 9, 2018, Propel Media, Inc. (the “Company”) entered into a Fourth Amendment (the “Amendment”) to the Unit Exchange Agreement (the “Exchange Agreement”), dated as of October 10, 2014, as amended, by and among the Company, Kitara Media Corp. (“Kitara”), Propel Media LLC (formerly known as Future Ads LLC) (“Propel”), and the former members of Propel (the “Transferors”). Prior to the Amendment, the Exchange Agreement provided that, immediately after the payment of the Final Payment (defined below), $6,000,000 of additional consideration (the “Additional Consideration”) was payable by the Company to the Transferors in cash. The Amendment reduced the amount of Additional Consideration to $1,440,000. The Company paid the Transferors the reduced amount of Additional Consideration in cash promptly after payment of the Final Payment as described below.

The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On January 28, 2015, in connection with the closing of the business combination between the Company, Kitara and Propel, the Company, Kitara and Propel as “Borrowers” and certain of their subsidiaries as “Guarantors” entered into a financing agreement, as amended (“Financing Agreement”), with certain financial institutions as “Lenders,” Highbridge Principal Strategies, LLC, as collateral agent for the Lenders, and PNC Bank, National Association, as a Lender and administrative agent for the Lenders. The Financing Agreement and other loan documents provided for $12,500,000 to be paid to the Lenders on the fourth anniversary of the closing date of the Financing Agreement (the “Final Payment”).

On May 9, 2018, the parties to the Financing Agreement entered into a letter agreement providing that the Final Payment would be reduced from $12,500,000 to $3,000,000. The Company paid the Final Payment promptly upon execution of the letter agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

2.1	Fourth Amendment, dated as of May 9, 2018, to the Unit Exchange Agreement, dated as of October 10, 2014, by and among Kitara Media Corp., Propel Media, Inc., formerly known as Kitara Holdco Corp., Propel Media LLC, formerly known as Future Ads LLC, Lowenstein Enterprises Corporation, Family Trust of Jared L. Pobre U/A DTD 12/13/2004, Newport Holding Trust and Neptune Capital Trust.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2018

PROPEL MEDIA, INC.

By:	/s/ Marv Tseu
	Name:	Marv Tseu
	Title:	Chief Executive Officer

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